Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Premium Income 10 Barrier ETF™ – April

Innovator Premium Income 20 Barrier ETF™ – April

Innovator Premium Income 30 Barrier ETF™ – April

Innovator Premium Income 40 Barrier ETF™ – April

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated February 27, 2024

March 22, 2024

As described in detail in each Fund’s prospectus, each Fund seeks to provide shareholders distribution payments (the “Defined Distributions”) that represent a U.S. dollar amount per Share payable by a Fund over an Outcome Period. Each Fund will establish an annualized payment rate (the “Defined Distribution Rate”) based upon a Fund’s net asset value at the commencement of the Outcome Period, which is the percentage of Defined Distributions per Share over the Outcome Period. The current Outcome Period for each Fund will end on March 31, 2024, and each Fund will commence a new Outcome Period that will begin on April 1, 2024 and end on March 31, 2025. Each Fund’s Defined Distribution Rate will not be determined until the start of the new Outcome Period on April 1, 2024. A supplement to each Fund’s prospectus will be filed on March 29, 2024, that will include the actual Defined Distribution Rate for the new Outcome Period, which may be higher or lower than the estimated Defined Distribution Rate ranges set forth below. As of March 21, 2024, the expected range of each Fund’s Defined Distribution Rate is set forth below.

Fund Name	Ticker	Estimated Defined Distribution Rate Range
Innovator Premium Income 10 Barrier ETF™ – April	APRD	8.22% – 8.54% (7.43% – 7.55% after taking into account the Fund’s unitary management fee)
Innovator Premium Income 20 Barrier ETF™ – April	APRH	7.04% – 7.33% (6.25% – 6.54% after taking into account the Fund’s unitary management fee)
Innovator Premium Income 30 Barrier ETF™ – April	APRJ	6.01% – 6.39% (5.22% – 5.60% after taking into account the Fund’s unitary management fee)
Innovator Premium Income 40 Barrier ETF™ – April	APRQ	5.43% – 6.31% (4.64% – 5.52% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference